Income Taxes	12 Months Ended
Dec. 31, 2013
Notes To Financial Statements [Abstract]
Income taxes

13 – Income taxes

As at December 31, 2013, Deferred and receivable income taxes include a net deferred income tax asset of $74 million ($43 million as at December 31, 2012) and an income tax receivable of $63 million (nil as at December 31, 2012).

       The Company's consolidated effective income tax rate differs from the Canadian, or domestic, statutory Federal tax rate. The effective tax rate is affected by recurring items such as tax rates in provincial, U.S. federal, state and other foreign jurisdictions and the proportion of income earned in those jurisdictions. The effective tax rate is also affected by discrete items such as income tax rate enactments and lower tax rates on capital dispositions that may occur in any given year. The following table provides a reconciliation of income tax expense:

In millions	Year ended December 31,	2013	2012	2011

Federal tax rate		15.0%	15.0%	16.5%

Income tax expense at the statutory Federal tax rate		$(538)	$(549)	$(554)

Income tax recovery (expense) resulting from:
Provincial and foreign taxes		(423)	(425)	(360)
Deferred income tax adjustments due to rate enactments		(24)	(35)	(40)
Gain on disposals		9	44	62
Other (1)		(1)	(13)	(7)
Income tax expense		$(977)	$(978)	$(899)
Cash payments for income taxes		$890	$289	$482
(1)	Comprises of adjustments relating to the resolution of matters pertaining to prior years' income taxes, including net recognized tax benefits, and other items.

       The following table provides tax information on a domestic and foreign basis:

In millions	Year ended December 31,	2013	2012	2011

Income before income taxes
Domestic		$2,445	$2,656	$2,464
Foreign		1,144	1,002	892
		$3,589	$3,658	$3,356

Current income tax expense
Domestic		$(404)	$(314)	$(340)
Foreign		(242)	(213)	(28)
		$(646)	$(527)	$(368)

Deferred income tax expense
Domestic		$(279)	$(370)	$(288)
Foreign		(52)	(81)	(243)
		$(331)	$(451)	$(531)

The following table provides the significant components of deferred income tax assets and liabilities:

In millions	December 31,	2013	2012

Deferred income tax assets
Pension liability		$89	$149
Personal injury and legal claims		64	64
Environmental and other reserves		171	130
Other postretirement benefits liability		77	80
Net operating losses and tax credit carryforwards (1)		19	4
Total deferred income tax assets		420	427
Deferred income tax liabilities
Properties		6,232	5,686
Net pension asset		438	-
Other		213	253
Total deferred income tax liabilities		6,883	5,939
Total net deferred income tax liability		$6,463	$5,512

Total net deferred income tax liability
Domestic		$2,920	$2,267
Foreign		3,543	3,245
		$6,463	$5,512
Total net deferred income tax liability		$6,463	$5,512
Net current deferred income tax asset		74	43
Net noncurrent deferred income tax liability		$6,537	$5,555
(1)	Net operating losses and tax credit carryforwards will expire between the years 2014 and 2033.

On an annual basis, the Company assesses the need to establish a valuation allowance for its deferred income tax assets, and if it is deemed more likely than not that its deferred income tax assets will not be realized, a valuation allowance is recorded. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversals of deferred income tax liabilities including the available carryback and carryforward periods, projected future taxable income, and tax planning strategies in making this assessment. As at December 31, 2013, in order to fully realize all of the deferred income tax assets, the Company will need to generate future taxable income of approximately $1.6 billion and, based upon the level of historical taxable income and projections of future taxable income over the periods in which the deferred income tax assets are deductible, management believes it is more likely than not that the Company will realize the benefits of these deductible differences. Management has assessed the impacts of the current economic environment and concluded there are no significant impacts to its assertions for the realization of deferred income tax assets. The Company has not recognized a deferred income tax asset ($243 million as at December 31, 2013) on the unrealized foreign exchange loss recorded in Accumulated other comprehensive loss relating to its net investment in foreign subsidiaries, as the Company does not expect this temporary difference to reverse in the foreseeable future.

       The Company recognized tax credits of nil in 2013, and $1 million in each of 2012 and 2011 for eligible research and development expenditures, which reduced the cost of properties.

The following table provides a reconciliation of unrecognized tax benefits on the Company's domestic and foreign tax positions:

In millions	Year ended December 31,	2013	2012	2011

Gross unrecognized tax benefits at beginning of year		$36	$46	$57
Increases for:
Tax positions related to the current year		2	1	1
Tax positions related to prior years		4	3	11

Decreases for:
Tax positions related to prior years		(4)	-	-
Settlements		(8)	(13)	(21)
Lapse of the applicable statute of limitations		-	(1)	(2)
Gross unrecognized tax benefits at end of year		$30	$36	$46
Adjustments to reflect tax treaties and other arrangements		(5)	(6)	(11)
Net unrecognized tax benefits at end of year		$25	$30	$35

As at December 31, 2013, the total amount of gross unrecognized tax benefits was $30 million, before considering tax treaties and other arrangements between taxation authorities. The amount of net unrecognized tax benefits as at December 31, 2013 was $25 million. If recognized, all of the net unrecognized tax benefits as at December 31, 2013 would affect the effective tax rate. The Company believes that it is reasonably possible that approximately $8 million of the net unrecognized tax benefits as at December 31, 2013 related to various federal, state, and provincial income tax matters, each of which are individually insignificant, may be recognized over the next twelve months as a result of settlements and a lapse of the applicable statute of limitations.

The Company recognizes accrued interest and penalties related to gross unrecognized tax benefits in Income tax expense in the Company's Consolidated Statement of Income. The Company recognized approximately $2 million, $3 million and $4 million in accrued interest and penalties during the years ended December 31, 2013, 2012 and 2011, respectively. The Company had approximately $5 million and $9 million of accrued interest and penalties as at December 31, 2013 and 2012, respectively.

In Canada, the Company's federal and provincial income tax returns filed for the years 2007 to 2012 remain subject to examination by the taxation authorities. An examination of the Company's federal income tax returns for the 2009 year is currently in progress and is expected to be completed during 2014. Examinations on specific tax positions taken for federal and provincial income tax returns for the 2007 and 2008 year are currently in progress and are also expected to be completed during 2014. In the U.S., the federal income tax returns filed for the year 2007 as well as 2009 to 2012 remain subject to examination by the taxation authorities, and the state income tax returns filed for the years 2009 to 2012 remain subject to examination by the taxation authorities.  An examination of the federal income tax returns for the year 2007 as well as 2009 to 2011 is currently in progress.  Examinations of certain state income tax returns by the state taxation authorities are currently in progress.  The Company does not anticipate any significant impacts to its results of operations or financial position as a result of the final resolutions of such matters.